CUSIP NO. 67000X106                                               PAGE 8 OF 12


                                                                      EXHIBIT 1


                   TRANSACTIONS BY KENSICO DRAWDOWN FUND, LP


                        TRANSACTIONS IN THE COMMON STOCK


--------------------------------------------------------------------------------
     Date of               Number of shares of the          Price per share of
   Transaction                Common Stock Sold              the Common Stock
--------------------------------------------------------------------------------
    01/26/2007                     454,800                          37.56
    01/29/2007                     155,000                          37.11
    01/30/2007                     20,900                           37.02
    01/30/2007                     44,200                           36.55

CUSIP NO. 67000X106                                               PAGE 9 OF 12



                  TRANSACTIONS BY KENSICO OFFSHORE FUND, LTD.


                        TRANSACTIONS IN THE COMMON STOCK


--------------------------------------------------------------------------------
     Date of               Number of shares of the          Price per share of
   Transaction                Common Stock Sold              the Common Stock
--------------------------------------------------------------------------------
    01/26/2007                     665,800                          37.56
    01/29/2007                     316,800                          37.11
    01/30/2007                     41,400                           37.02
    01/30/2007                     91,400                           36.55

CUSIP NO. 67000X106                                              PAGE 10 OF 12




                      TRANSACTIONS BY KENSICO PARTNERS, LP


                        TRANSACTIONS IN THE COMMON STOCK


--------------------------------------------------------------------------------
     Date of               Number of shares of the          Price per share of
   Transaction                Common Stock Sold              the Common Stock
--------------------------------------------------------------------------------
    01/26/2007                     484,100                        37.56
    01/29/2007                     173,500                        37.11
    01/30/2007                     22,600                         37.02
    01/30/2007                     50,000                         36.55

CUSIP NO. 67000X106                                              PAGE 11 OF 12




                     TRANSACTIONS BY KENSICO ASSOCIATES, LP


                        TRANSACTIONS IN THE COMMON STOCK


--------------------------------------------------------------------------------
     Date of               Number of shares of the          Price per share of
   Transaction                Common Stock Sold              the Common Stock
--------------------------------------------------------------------------------
    01/26/2007                     663,100                         37.56
    01/29/2007                     235,600                         37.11
    01/30/2007                     30,700                          37.02
    01/30/2007                     68,000                          36.55

CUSIP NO. 67000X106                                              PAGE 12 OF 12



               TRANSACTIONS BY KENSICO AMERICAN DRAWDOWN FUND, LP


                        TRANSACTIONS IN THE COMMON STOCK


--------------------------------------------------------------------------------
     Date of               Number of shares of the          Price per share of
   Transaction                Common Stock Sold              the Common Stock
--------------------------------------------------------------------------------
    01/26/2007                     93,200                              37.56
    01/29/2007                     31,000                              37.11
    01/30/2007                      4,200                              37.02
    01/30/2007                      8,900                              36.55